EXHIBIT 23(c)



                          INDEPENDENT AUDITORS' CONSENT


        The Board of Directors
        Thermo TerraTech Inc.:

        We consent to the use of our report incorporated by reference to our firm under the heading "Experts" in the prospectus.


                                           KPMG Peat Marwick LLP




        Boston, Massachusetts